UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

Charles P. Nelson

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.            REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Large Cap Growth Fund (Initial Class)

Annual Report

December 31, 2014

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

2014 saw the U.S. and International markets becoming increasingly disjointed. U.S. Equity and Fixed Income markets rallied in light of continued economic growth while International capital markets retreated due to a slower recovery and geopolitical issues.

U.S. economic growth ended the year on a good note. The third estimate of real GDP growth from the Bureau of Economic Analysis puts growth at 5.0% growth on a seasonally adjusted basis for the third quarter. This was the highest growth rate in more than a decade. However, the advance estimate for fourth quarter GDP increased by a more muted 2.6%. The November jobs report also seems to suggest an improving economy. The report showed the addition of 321,000 new jobs for the month, capping the strongest year for job growth since 1999. U.S. large cap equities largely led the advance in 2014. The S&P 500® Index posted a gain of 13.68% while domestic small-cap equities lagged behind their larger company brethren, with the S&P SmallCap 600® Index returning only 5.76% during 2014. Small-cap underperformance had been a consistent theme in 2014 as investors preferred the bigger, more well-known names over smaller firms.

2014 was a transition year for the U.S. Federal Reserve as Ben Bernanke passed the reins of the Federal Reserve to his successor, Janet Yellen, and concluded its bond-buying program at the end of October. The Federal Reserve had been “tapering” its stimulus program for the past year in the face of improving economic fundamentals. While the Federal Reserve has concluded its current round of bond-buying, it has not yet begun to tighten. The federal funds rate remains, essentially, at zero, and the Federal Reserve’s balance sheet remains bloated from the massive bond-buying programs of the post-2008 period. In spite of the Federal Reserve’s exit from the bond markets, interest rates largely declined throughout the year (the 10-year U.S. Treasury bond closed the year yielding only 2.17%; it yielded 3.04% at the start of the year). Most U.S. fixed income asset classes had a strong year despite the overall low interest rate environment that continues to persist. Interest rates fell throughout the year, which benefited assets with greater duration. The Barclays U.S. Aggregate Bond Index posted a return of 5.97% in 2014. Longer duration bonds, as measured by the Barclays U.S. Government/Credit Long Bond Index, posted a very impressive 19.31% over the same period.

It was a difficult year from a geopolitical standpoint. It began with the Russian annexation of the Crimean Peninsula and their ensuing conflict with Ukraine, escalation of violence in Israel, and destabilizing sectarian violence in Iraq followed by the U.S. and its allies commenced airstrikes against militants from the Islamic State in Iraq and Syria. These geopolitical shocks combined with a slow recovery in Europe, the threat of a slowing Chinese economy, and a strengthening U.S. Dollar led to negative returns in both developed and emerging market equity indices. The MSCI EAFE® Index, which tracks the performance of developed equity markets outside of North America (primarily Western Europe and Developed Asia), posted a loss of 4.90% for the year. Emerging markets had been on pace to generate a positive return in 2014, but a significant retracement in the fourth quarter took that result off the table. The MSCI Emerging Markets Index posted a loss of 4.44% for the fourth quarter, dragging the one-year number down to a loss of 2.19%. Emerging markets tend to be heavily influenced by the price of commodities (many are commodity-exporting economies) which was a headwind in 2014.

The price of a barrel of crude oil has dropped nearly 50% since June. This global rout in crude was largely blamed for the mid-December dive in equities markets. But oil is somewhat of a mixed bag for global prices. On one hand, falling oil prices dent corporate earnings in the energy sector and related downstream industries. On the other hand, energy costs impact nearly everything that businesses and consumers touch. Lower energy costs can provide a quasi-stimulus effect for overall economic growth. It is important to note, however, that oil prices can also be a leading indicator of economic growth (i.e., a decline in oil prices portends expectations of slower future growth and, thus, lower future demand for oil).

Effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Pioneer Investment Management, Inc. (“Pioneer”) as co-sub-advisers to the Fund, replacing Janus Capital Management, LLC. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these two managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.

For the one-year period ended December 31, 2014, the Fund (Initial Class shares) returned 12.26%, relative to a 13.05% return for the Russell 1000® Growth, its benchmark. Pioneer outperformed the Fund’s benchmark, while JPMorgan lagged.

JPMorgan Commentary

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded strongly each time on the strength of economic and market fundamentals. In the end, the S&P 500® Index made 53 new highs in 2014 and finished close to its record high of 2,090.57 set on December 29, 2014. Large-cap stocks as represented by the S&P 500® Index returned 13.69%, significantly outpacing small-cap stocks, measured by the Russell 2000® Index, which gained 4.89%.

The Great-West Multi-Manager Large Cap Growth Fund (Initial Class) ended the year behind the Russell 1000® Growth Index, returning 12.26% (net of fees) versus 13.05% for the Index. Much of the underperformance for the year came between March and April, when companies with strong growth characteristics across a variety of sectors that had previously performed well, sold off sharply. Additionally, stocks with more modest growth profiles and lower valuations outperformed during the year. We continue to believe the March-April sell-off was driven by sentiment, not by fundamentals. Because of this, the Fund’s positioning did not materially change after the challenging period as many of our top holdings continued to look fundamentally attractive. We were rewarded for our conviction as the Fund outperformed the benchmark handily since May 1. From a sector perspective, stock selection in technology and energy detracted most from relative performance, while stock selection in producer durables and an overweight exposure to healthcare contributed.

Overweight positions in Delta Air Lines and Facebook were top contributors for the year as investors rewarded the companies for consistently executing well and outperforming expectations. An underweight position in Apple was a top detractor as the stock performed well throughout the year. Strong iPhone sales earlier in the year, along with the new iPhone and Apple Watch product releases, sent the stock higher throughout the year. Amazon.com was another top detractor for the year. The stock traded lower as a series of disappointing earnings announcements caused some investor angst throughout the year.

We maintain a positive view on growth and the Fund, and we continue to identify high-conviction stocks from a variety of different pockets in the market. The Fund is still overweight in the consumer discretionary sector along with financial services and healthcare, which is the Fund’s largest overweight exposure. The consumer staples, producer durables and energy sectors continue to be underweight.

Pioneer Commentary

U.S. equity markets finished off the year with a strong fourth quarter, but markets were volatile after a period of relatively stable gains. Investors celebrated a string of data indicating that the U.S. economic recovery had finally gained traction. Most encouraging was strength in the labor market, which appeared to be improving at the fastest rate since the 1990s, according to some measures. Better income prospects were reflected in improving consumer confidence and a rise in retail sales, which boosted consumer discretionary and consumer staples shares. The U.S. stock market, as measured by the S&P 500® Index returned 13.69% for the calendar year period, slightly ahead of the 13.05% return of the Fund’s benchmark, the Russell 1000® Growth Index.

Health care (28.8%) and utilities (28.6%) were the top-performing sectors within the Russell 1000® Growth Index during the year, while energy (-8.6%) was the only sector in negative territory for the year.

Both sector allocation and security selection decisions were positive contributors to outperformance relative to the Russell 1000® Growth Index over the year. An overweight to the health care sector and underweight to the poor performing energy sector were positive contributors to performance. Security selections in the health care and consumer discretionary were also drivers of the outperformance relative to the benchmark. On the other hand, security selection in the industrials and information technology sectors were the biggest detractors to performance.

The largest contributors to benchmark-relative performance were the health care stock selections including Allergan, Covidien and Celgene. In consumer discretionary, an area that the Fund has been underweight for some time, Time Warner and Home Depot were both strong contributors.

The largest detractor from benchmark-relative performance during the year was the position in Precision Castparts as growth slowed in a sluggish global economy and the company did not meet expectations for earnings growth. In information technology, MasterCard – a stock that was among the top contributors in 2013 – lagged the category average for the year. Google also detracted as the company faced some competitive pressures and had a negative return for the first calendar year since 2010.

During the year we added four new investments and eliminated two. Earlier in the year, we added EMC. The company is a leader in the data storage industry. The company has historically been focused on proprietary enterprise storage software and hardware but investments made through acquisitions (particularly in VMWare) have really begun to pay off and keep the company relevant as customer companies deploy more assets into the ‘cloud’. We also added positions in international Flavors and Fragrances (IFF) and Johnson & Johnson (JNJ). IFF is a leading manufacturer of flavors and fragrances used in a wide variety of consumer products. We are attracted to the company because of its stable growth characteristics and its ability to generate high returns on invested capital. In health care, we added JNJ, one of the largest and most diverse health care companies in the world. The company has a leadership position in many areas, including medical devices, over the counter products and pharmaceuticals. To fund this purchase, we exited our position in Procter & Gamble.

Finally, we purchased a position in Lorillard, a cigarette and tobacco manufacturer in the U.S. and exited the Phillip Morris International holding. Lorillard is the smallest of the major US tobacco companies, is very cash flow generative and has strong brands. Phillip Morris International shares many of the attributes of Lorillard, however volume declines in some international markets have been quite significant, and in addition it is very exposed to foreign exchange fluctuations.

As we look ahead to 2015, we believe U.S. economic growth will remain positive, and decoupled from slower growth elsewhere. We expect financial conditions to remain benign as there appears to be little inflationary pressure that would cause the Fed to tighten monetary conditions substantially. Despite our positive view of U.S. economic growth, our outlook for earnings growth is more mixed. The strong U.S. dollar will reduce the earnings growth rates of many U.S. companies, however a stronger dollar is often associated with an increase in the price/earnings multiple for U.S. equities as global investors find U.S. assets more attractive. The collapse in the crude oil price will have a significant impact on energy company earnings and some related industries. On the positive side, lower oil and other commodity prices should have a beneficial impact on consumer spending and will benefit profit margins of companies where energy costs are a significant input cost.

Security selection drives the Fund’s sector allocations, which changed little from the previous year. We maintained a sizable overweight in the health care sector and underweights in the financials and consumer discretionary sectors. We continued to look for high quality large-cap growth stocks with strong balance sheets and high returns on incremental capital that the Fund can own for extended periods. We believe that our investment approach – a focused portfolio of stocks, diversified across many economic sectors, delivering solid earnings and revenue – is well positioned in the current difficult market environment.

The views and opinions in this report were current as of December 31, 2014 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund (Initial Class)	S&P 500 Index	Russell 1000 Growth Index
	10,000.00	10,000.00	10,000.00
2005	11,915.00	10,491.00	10,526.00
2006	12,198.58	12,147.53	11,480.71
2007	15,982.58	12,814.91	12,836.58
2008	8,772.84	8,073.40	7,902.20
2009	12,894.31	10,209.62	10,842.61
2010	14,009.59	11,747.18	12,654.41
2011	12,688.49	11,995.05	12,988.48
2012	15,226.18	13,914.26	14,970.52
2013	19,631.82	18,420.83	19,983.39
2014	22,039.02	20,942.37	22,591.18

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	12.26%	11.32%	8.22%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2014

Sector	% of Fund Investments
Consumer, Non-cyclical	30.02%
Consumer, Cyclical	15.48
Communications	15.43
Technology	13.91
Industrial	11.25
Basic Materials	5.73
Financial	4.09
Energy	3.41
Short Term Investments	0.68
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/14)	(12/31/14)	(07/01/14 – 12/31/14)

Actual	$1,000.00	$1,082.61	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.05

*Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2014

Shares		Fair Value

COMMON STOCK
Basic Materials — 5.68%
43,257	Ecolab Inc	$4,521,222
20,299	International Flavors & Fragrances Inc	2,057,507
26,568	LyondellBasell Industries NV Class A	2,109,233
21,399	Monsanto Co	2,556,539
10,120	PPG Industries Inc	2,339,238
12,490	Praxair Inc	1,618,204
14,678	Sherwin-Williams Co	3,860,901

		19,062,844

Communications — 15.32%
4,469	Alliance Data Systems Corp (a)	1,278,358
6,318	Amazon.com Inc (a)	1,960,791
7,253	Baidu Inc Sponsored ADR (a)	1,653,466
73,371	Comcast Corp Class A	4,256,252
93,968	Facebook Inc Class A (a)	7,331,383
9,944	Google Inc Class A (a)	5,276,883
14,969	Google Inc Class C (a)	7,879,682
39,011	Liberty Global PLC Class C	1,884,622
8,238	LinkedIn Corp Class A (a)	1,892,351
2,812	Netflix Inc (a)	960,607
2,640	Priceline Group Inc (a)	3,010,154
6,236	Splunk Inc (a)	367,612
65,150	Time Warner Inc	5,565,113
70,965	Twenty-First Century Fox Inc Class A	2,725,411
56,651	Walt Disney Co	5,335,958

		51,378,643

Consumer, Cyclical — 15.37%
2,950	Chipotle Mexican Grill Inc (a)	2,019,304
17,168	Costco Wholesale Corp	2,433,564
93,960	CVS Health Corp	9,049,288
25,923	Delphi Automotive PLC	1,885,121
70,487	Delta Air Lines Inc	3,467,255
120,671	Home Depot Inc	12,666,835
20,203	Las Vegas Sands Corp	1,175,006
35,141	Michael Kors Holdings Ltd (a)	2,639,089
46,811	Ross Stores Inc	4,412,405
89,487	Starbucks Corp	7,342,408
10,936	Tesla Motors Inc (a)(b)	2,432,276
7,877	WW Grainger Inc	2,007,769

		51,530,320

Consumer, Non-cyclical — 29.81%
21,232	Alexion Pharmaceuticals Inc (a)	3,928,557
30,044	Allergan Inc	6,387,054
27,718	AmerisourceBergen Corp	2,499,055
11,037	Biogen Idec Inc (a)	3,746,510
102,689	Celgene Corp (a)	11,486,792
71,662	Colgate-Palmolive Co	4,958,294
51,109	Covidien PLC	5,227,428
30,108	Estee Lauder Cos Inc Class A	2,294,230
45,623	Express Scripts Holding Co (a)	3,862,899

Shares		Fair Value

Consumer, Non-cyclical — (continued)
123,159	Gilead Sciences Inc (a)	$11,608,967
8,304	Illumina Inc (a)	1,532,752
23,272	Johnson & Johnson	2,433,553
9,971	Keurig Green Mountain Inc	1,320,111
69,652	Lorillard Inc	4,383,897
146,309	MasterCard Inc Class A	12,605,983
12,443	McKesson Corp	2,582,918
24,649	Moody’s Corp	2,361,621
43,684	PepsiCo Inc	4,130,759
9,629	Regeneron Pharmaceuticals Inc (a)	3,950,297
4,154	Salix Pharmaceuticals Ltd (a)	477,461
24,841	Valeant Pharmaceuticals International Inc (a)	3,554,995
38,948	Vertex Pharmaceuticals Inc (a)	4,627,022

		99,961,155

Energy — 3.38%
116,672	Cabot Oil & Gas Corp	3,454,658
5,757	FMC Technologies Inc (a)	269,658
8,576	Marathon Petroleum Corp	774,070
16,151	Occidental Petroleum Corp	1,301,932
9,833	Pioneer Natural Resources Co	1,463,642
47,817	Schlumberger Ltd	4,084,050

		11,348,010

Financial — 4.06%
5,706	Affiliated Managers Group Inc (a)	1,211,041
4,026	BlackRock Inc Class A	1,439,537
20,292	Intercontinental Exchange Inc	4,449,833
52,912	TD Ameritrade Holding Corp	1,893,191
17,597	Visa Inc Class A	4,613,933

		13,607,535

Industrial — 11.17%
35,857	3M Co	5,892,022
30,546	Amphenol Corp Class A	1,643,680
13,828	Cummins Inc	1,993,583
21,328	Flowserve Corp	1,276,054
16,987	Fortune Brands Home & Security Inc	769,002
30,122	Honeywell International Inc	3,009,790
17,961	Kansas City Southern	2,191,781
12,478	Precision Castparts Corp	3,005,701
5,712	Roper Industries Inc	893,071
43,955	Thermo Fisher Scientific Inc	5,507,122
31,293	Union Pacific Corp	3,727,935
23,542	United Parcel Service Inc Class B	2,617,164
42,956	United Technologies Corp	4,939,940

		37,466,845

Technology — 13.81%
31,893	Adobe Systems Inc (a)	2,318,621
33,952	Analog Devices Inc	1,885,015
137,483	Apple Inc	15,175,374

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2014

Shares		Fair Value

Technology — (continued)
15,272	ARM Holdings PLC Sponsored ADR	$707,094
26,484	ASML Holding NV	2,855,770
27,720	Avago Technologies Ltd	2,788,355
122,283	EMC Corp	3,636,696
172,251	Microsoft Corp	8,001,059
58,503	QUALCOMM Inc	4,348,528
36,824	Salesforce.com Inc (a)	2,184,031
55,710	Xilinx Inc	2,411,686

		46,312,229

TOTAL COMMON STOCK — 98.60% (Cost $252,782,443)		$330,667,581

Principal Amount

SHORT TERM INVESTMENTS
Repurchase Agreements — 0.67%
$ 536,797	Undivided interest of 0.62% in a repurchase agreement (principal amount/value $86,760,973 with a maturity value of $86,761,310) with BNP Paribas Securities Corp, 0.07%, dated 12/31/14 to be repurchased at $536,797 on 1/2/15 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.13% - 6.00%, 8/15/21 - 7/15/52, with a value of $88,496,192. (c)	536,797

536,796	Undivided interest of 0.64% in a repurchase agreement (principal amount/value $83,887,295 with a maturity value of $83,887,668) with Citigroup Global Markets Inc, 0.08%, dated 12/31/14 to be repurchased at $536,796 on 1/2/15 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.38% - 8.00%, 12/15/17 - 7/15/51, with a value of $85,565,041. (c)	536,796

Principal Amount		Fair Value

Repurchase Agreements — (continued)
$ 113,004	Undivided interest of 1.30% in a repurchase agreement (principal amount/value $8,673,204 with a maturity value of $8,673,243) with RBC Capital Markets Corp, 0.08%, dated 12/31/14 to be repurchased at $113,004 on 1/2/15 collateralized by various U.S. Government Agency securities, 0.00% - 5.00%, 5/1/15 - 12/20/44, with a value of $8,846,668. (c)	$113,004

536,796	Undivided interest of 1.44% in a repurchase agreement (principal amount/value $37,395,006 with a maturity value of $37,395,193) with TD Securities (USA) Inc, 0.09%, dated 12/31/14 to be repurchased at $536,796 on 1/2/15 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.50% - 5.50%, 1/31/19 - 11/1/44, with a value of $38,142,906. (c)	536,796

536,796	Undivided interest of 2.90% in a repurchase agreement (principal amount/value $18,535,607 with a maturity value of $18,535,710) with Scotia Capital (USA) Inc, 0.10%, dated 12/31/14 to be repurchased at $536,796 on 1/2/15 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.13% - 7.13%, 2/9/15 - 5/15/40, with a value of $18,906,436. (c)	536,796

TOTAL SHORT TERM INVESTMENTS — 0.67% (Cost $2,260,189)		$2,260,189

TOTAL INVESTMENTS — 99.27% (Cost $255,042,632)		$332,927,770

OTHER ASSETS & LIABILITIES, NET — 0.73%		$2,443,926

TOTAL NET ASSETS — 100.00%		$335,371,696

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2014

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2014.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2014

Great-West Multi- Manager Large Cap Growth Fund

ASSETS:
Investments in securities, fair value (including $2,213,633 of securities on loan)(a)	$330,667,581
Repurchase agreements, fair value(b)	2,260,189
Cash	4,778,852
Subscriptions receivable	353,533
Dividends receivable	234,426

Total Assets	338,294,581

LIABILITIES:
Payable to investment adviser	311,497
Payable upon return of securities loaned	2,260,189
Redemptions payable	351,199

Total Liabilities	2,922,885

NET ASSETS	$335,371,696

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,591,848
Paid-in capital in excess of par	246,478,970
Net unrealized appreciation	77,885,138
(Overdistributed) net investment income	(263)
Accumulated net realized gain	7,416,003

NET ASSETS	$335,371,696

CAPITAL STOCK:
Authorized	100,000,000
Issued and Outstanding	35,918,479

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$9.34

(a) Cost of investments	$252,782,443
(b) Cost of repurchase agreements	$2,260,189

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2014

Great-West Multi- Manager Large Cap Growth Fund

INVESTMENT INCOME:
Interest	$500
Income from securities lending	54,531
Dividends	3,659,919

Total Income	3,714,950

EXPENSES:
Management fees	3,342,321

Total Expenses	3,342,321

NET INVESTMENT INCOME	372,629

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	15,829,315
Net change in unrealized appreciation on investments	24,125,957

Net Realized and Unrealized Gain	39,955,272

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,327,901

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2014 and 2013

	2014	2013
Great-West Multi-Manager Large Cap Growth Fund

OPERATIONS:
Net investment income (loss)	$372,629	$(290,593)
Net realized gain	15,829,315	79,061,328
Net change in unrealized appreciation	24,125,957	1,081,444

Net Increase in Net Assets Resulting from Operations	40,327,901	79,852,179

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,346,162)	(4,579,900)
From net realized gains	(8,041,092)	(73,511,036)

Total Distributions	(10,387,254)	(78,090,936)

CAPITAL SHARE TRANSACTIONS:
Shares sold	62,658,265	62,881,546
Shares issued in reinvestment of distributions	10,387,254	78,090,936
Shares redeemed	(84,594,319)	(122,190,905)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(11,548,800)	18,781,577

Total Increase in Net Assets	18,391,847	20,542,820

NET ASSETS:
Beginning of year	316,979,849	296,437,029

End of year(a)	$335,371,696	$316,979,849

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	7,203,675	6,694,245
Shares issued in reinvestment of distributions	1,104,100	9,122,416
Shares redeemed	(9,323,255)	(12,431,040)

Net Increase (Decrease)	(1,015,480)	3,385,621

(a) Including (overdistributed) net investment income:	$(263)	$0

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

	Fiscal Years Ended December 31,
	2014		2013		2012		2011		2010
Great-West Multi-Manager Large Cap Growth Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.58		$8.84		$7.40		$11.67		$11.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(a)	(0.01)	(a)	0.04	(a)	(0.00)	(b)	0.01
Net realized and unrealized gain (loss)	1.05		2.54		1.44		(1.12)		0.95

Total From Investment Operations	1.06		2.53		1.48		(1.12)		0.96

LESS DISTRIBUTIONS:
From return of capital	–		–		–		(0.00)	(b)	–
From net investment income	(0.07)		(0.16)		(0.04)		(0.00)	(b)	(0.01)
From net realized gains	(0.23)		(2.63)		–		(3.15)		(0.31)

Total Distributions	(0.30)		(2.79)		(0.04)		(3.15)		(0.32)

NET ASSET VALUE, END OF YEAR	$9.34		$8.58		$8.84		$7.40		$11.67

TOTAL RETURN(c)	12.26%		28.93%		20.00%		(9.43%)		8.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000)	$335,372		$316,980		$296,437		$237,837		$463,123
Ratio of expenses to average net assets	1.00%		1.03%		1.05%		1.05%		1.05%
Ratio of net investment income (loss) to average net assets	0.11%		(0.10%)		0.49%		0.01%		0.07%
Portfolio turnover rate	24%		230%		35%		57%		41%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Amount was less than $0.01 per share.
(c)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See Notes to Financial Statements.

Annual Report - December 31, 2014

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-two funds. Interests in the Great-West Multi-Manager Large Cap Growth Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of Great-West Funds. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.

The Fund offers two share classes, referred to as Initial Class and Class L shares. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of Accounting Standards Codification (ASC) Topic 946. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has delegated the day-to-day responsibility for valuation determinations under those policies and procedures to the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which the investment adviser has concluded approximates fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Annual Report - December 31, 2014

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Short Term Investments	Maturity date, credit quality and interest rates.

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2014, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets

Investments, at fair value:
Common Stock	$330,667,581	$—	$—	$330,667,581
Short Term Investments	—	2,260,189	—	2,260,189

Total Assets	$330,667,581	$2,260,189	$0	$332,927,770

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability

Annual Report - December 31, 2014

to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes and Distributions to Shareholders

The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$2,346,162	$4,579,900
Long-term capital gain	8,041,092	73,511,036

	$10,387,254	$78,090,936

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and foreign currency reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$–	$1,973,270	$(1,973,270)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$281,608
Undistributed long-term capital gains	7,306,470
Capital loss carryforwards	–
Post-October losses	(263)
Net unrealized appreciation	77,713,063

Tax composition of capital	$85,300,878

Annual Report - December 31, 2014

The Fund has elected to defer to the next fiscal year the following Post-October losses:

Post-October Ordinary Losses	Post-October Capital Losses
$(263)	$–

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2014 were as follows:

Federal tax cost of investments	$255,214,707

Gross unrealized appreciation on investments	81,296,093
Gross unrealized depreciation on investments	(3,583,030)

Net unrealized appreciation on investments	$77,713,063

Application of Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued ASU No. 2013-08 “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements” (ASU No. 2013-08). ASU No. 2013-08 requires an entity to change the approach used to determine whether it is considered an investment company. ASU No. 2013-08 requires an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than using the equity method of accounting. ASU No. 2013-08 requires additional disclosures regarding the fact that the entity is an investment company, information about changes, if any, in the entity’s status as an investment company and information about financial support provided or contractually required to be provided by an investment company to any of its investees. ASU No. 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The Fund adopted ASU No. 2013-08 for its fiscal year beginning January 1, 2014. The adoption of ASU No. 2013-08 did not have an impact on the Fund’s financial position or the results of its operations.

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (ASU No. 2014-11). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, the Fund is evaluating the impact, if any, of ASU No. 2014-11 on the financial statements and related disclosures.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund up to $1 billion dollars and 0.95% of the average daily net assets of the Fund over $1 billion dollars. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into sub-advisory agreements with Pioneer Investment Management, Inc. and J.P. Morgan Investment Management, Inc. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-two funds for which they serve as directors was $356,974 for the year ended December 31, 2014.

Annual Report - December 31, 2014

3. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $78,762,191 and $102,707,321, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4. SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2014 the Fund had securities on loan valued at $2,213,633 and received collateral of $2,260,189 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

5. INDEMNIFICATIONS

The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

6. TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2014, 89% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Large Cap Growth Fund (the Fund), one of the funds of Great-West Funds, Inc. as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Large Cap Growth Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2015

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Lead Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC	62	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	62	Director, Guaranty Bancorp
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	62	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Charles P. Nelson	Chairman, President &	Since 2008 (as Director)	Executive Vice President, Retirement	62	N/A

8515 East Orchard Road, Greenwood Village, CO 80111 1961	Chief Executive Officer, Director	Since 2014 (as Chairman) Since 2014 (as President and Chief Executive Officer)	Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Director	Since 2014	Executive Vice President, Individual Markets, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman, President and Chief Executive Officer, Great-West Capital Management, LLC; Director and Executive Vice President of GWFS Equities, Inc; Executive Vice President, FASCore, LLC	62	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Senior Vice President, Legal & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2014 (as Senior Vice President, Legal)	Senior Vice President, Legal & Chief Compliance Officer, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company,	N/A	N/A

Crown Life Insurance Company, and London Life Insurance Company; Secretary and Senior Vice President, Legal & Chief Compliance Officer, GWFS Equities, Inc.; Senior Vice President, Legal & Chief Compliance Officer, Advised Assets Group, LLC, FASCore, LLC, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC; Director & Assistant Treasurer, Great-West Trust Company	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital	N/A	N/A

Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Senior Vice President and Managing Director, Advised Assets Group, LLC and Great-West Capital Management, LLC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011	Assistant Vice President and Associate Chief Compliance Officer, Great-West Life & Annuity Insurance Company, Advised Assets Group, LLC and Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the 1940 Act) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Portfolio Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.            CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	Registrant’s Code of Ethics is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

ITEM 3.            AUDIT COMMITTEE FINANCIAL EXPERT.

Ms. Donna Lynne is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $745,150 for fiscal year 2013 and $770,000 for fiscal year 2014.

(b)

Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $100,000 for fiscal year 2013 and $100,000 for fiscal year 2014. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2013 and $0 for fiscal year 2014.

(d)

All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)[1] provided that Great-West Funds’ auditors will not provide the following non-

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.[2]

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)[3] to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.[4] The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds’ sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2013 equaled $898,212, and for fiscal year 2014 equaled $1,625,800.

(h)

The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.            INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.            CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.            EXHIBITS.

(a) (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

      (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

      (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ Charles P. Nelson
Charles P. Nelson
President and Chief Executive Officer
Date:	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Charles P. Nelson
Charles P. Nelson
President and Chief Executive Officer
Date:	February 26, 2015

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer
Date:	February 26, 2015